Exhibit 99.1

Investor Presentation September 2025

Company Overview September 2025

2 Forward Looking Statement & Disclosures This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the full year of fiscal 2025, the impact of, and our ability to execute, our corporate strategies and business initiatives and the potential impact tariffs, high interest rates, high metal costs and additional economic uncertainties may have on our financial statements and results of operations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the potential impacts of tariffs on the U.S. economy, the economy of other countries in which we conduct operations and our industry, as well as the potential implications and ramifications of tariffs on our business and the local and global supply chains supporting the same, and our ability to mitigate any adverse impacts of such; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; uncertainty of government policies and actions after recent U.S. elections in respect to global trade, tariffs and international trade agreements; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in NN, Inc.'s (the "Company") filings made with the U.S. Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. In this presentation, we use the following non-GAAP measures: adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. See the Appendix to this presentation for definitions of each non-GAAP measure and reconciliations to the most comparable GAAP measure.

At a Glance

- **Award winning developer and manufacturer** of custom metal parts and assemblies for ~45 years; public company for ~30 years. Go to market under well-known brand names
- **Balanced business model serving multiple markets**
  - Auto: engine and powertrain products
  - Electric Grid: electricity control products
  - Defense & Electronics: electrical control products
  - Commercial Vehicle: engine components
  - Construction & Industrial: metal components
  - Medical: surgery & equipment products
- **Competitive global operational platform -** local-for-local when needed and global for low-cost solutions, consistent re-investment

Sales	Adjusted EBITDA
$434 Million (+$130 Million JV)	$47 Million 11% Margin
Employees	**Customers**
~2,600 (+700 JV)	~600

Note: Figures are TTM as of Q2 2025

Manufactured in a FDA Registered Facility · ISO 9001:2015 · ISO 13485:2016 · Accredited Nadcap™ Chemical Processing · ITAR Compliant International Traffic in Arms Regulations · IATF 16949:2016 Certified Company

BEYOND RELIABLE.
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4 NN Trade Secrets: Unique knowledge of metallurgy, machining, milling, stamping, grinding, in-house tool & die design, robotics, integrated CAD/CAM software, 6 Sigma quality systems, sub-micron tolerances

Leadership Team 5 Harold Bevis President & CEO Director, Weifu JV Chris Bohnert SVP & CFO Tim French SVP & COO Director, Weifu JV Gail Nixon SVP & CHRO Paul Wang President APAC GM, Weifu JV Jami Statham SVP, General Counsel & Corporate Secretary Tim Erro VP & CCO Moe Farhat CTO - Electrical, Medical & Defense Rob Esch CTO - Machining, Auto & Industrial Bevis, French, Bohnert, Wang, Erro and Farhat – 6 of the top leaders have worked together in previous companies An experienced team that has experience working together in NN's markets

Global Footprint Matches Our Customer's Requirements

- ~2,600 employees competing in 6 end-markets on 4 continents and from 24 facilities
- Global footprint to compete and win with both local customers and global customers
- China footprint includes 2 wholly-owned plants and 1 joint venture plant with Weifu



North America	South America	Europe	CHINA
~65% SALES	~10% SALES	~10% SALES	~15% SALES
~40% EMPLOYEES	~25% EMPLOYEES	~10% EMPLOYEES	~25% EMPLOYEES
15 FACILITIES	4 FACILITIES	2 FACILITIES	3 FACILITIES
1,000+ MACHINE CENTERS	350+ MACHINE CENTERS	300+ MACHINE CENTERS	300+ MACHINE CENTERS

NN has 49% ownership of a China JV which is a 20 year old, standalone business with Weifu (public China company) and is $130 million USD in sales (2025 estimate), profitable, cash-generating, and operates in one facility adjacent to NN's wholly owned facility in Wuxi with a ~700 person workforce. The net income of this business is reported as "other income" in the Company's financials

BEYOND RELIABLE

6

Main Served Markets

Primary End Market Outlook			
End Market	**~% of NN Revenue**	**Market Indicators**	**NN's Outlook vs. Market**
Auto Passenger Vehicle	40%	Global light vehicle production is flat but with many moving parts Tariffs, affordability, high interest rates, fading BEV incentives, China Most analysts predict continuation of flat market US EPA announced proposals to end 16-year focus on fuel efficiency and EVs	NN business is soft year-over-year. China continues to strengthen as a global leader in car production, NN is in good position to benefit
Electric Grid and Electric Distribution	20%	Global power grid market modest growth, driven by data centers Electrical distribution and control is strong in Industrial, weaker in Resi Construction	Balanced, but generally improving alongside secular tailwinds
Defense and Electronic Systems	15%	Sustained growth driven by ongoing geopolitical conflicts and increased military modernization AI, drones, digitalization, software, connectivity	Defense customers in the US growing strongly YOY
US GDP-Linked Business	10%	Weak first half growth, impacted by trade-driven uncertainty GDP rebounded in Q2; economists unclear on full impact of tariffs	NN base business is GDP-linked; supplementing with new business program and driving faster pace future growth
Commercial Vehicle	10%	North American truck building is cyclically down, expected to continue into 1H 2026 Freight capacity is beginning to balance US EPA announced proposals to stop commercial truck greenhouse gas reduction edicts	NN has weak 2nd half outlook as OEMs signal production cuts Offset by NN's positions in China and India
Medical Equipment and Surgical Tools	5%	Orthopedic procedures continue to grow Robotic assisted surgeries and Medical Products continue to grow	NN reentry into this market is a progressive sustained effort. Funding a sustained investment program

Note: NN Revenue percentages are management estimates as of September 2025

BEYOND RELIABLE
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Strategic Plan

	Pathway to Achievement	Status
Grow Organic Sales to $600+M; $1+ Billion with M&A	▪ $40M of net annual growth driven by $65M of annual new awards and $25M of EOPs and price clearing plus M&A growth ▪ Assumes steady base business performance over time ▪ Targets in each area – leveraging installed assets supplemented with capex investment ▪ Strategic acquisitions to accelerate strategy	Launching 110 to 120 programs in 2025 with ~$48M peak annual sales value
Lower Costs 3% per Year, Top Quality	▪ Rationalize marginal business, condense plant footprint, create "One Team" in SG&A; all plants must be FCF self-sustaining ▪ Strong continuous improvement programs at all plants, offset price-downs ▪ 6 Sigma quality culture at all plants	In 2025, ~$15M cost-out plan staff reduction, plant rationalization, continuous improvement program
Adjusted EBITDA Margins of 13-14%	▪ Rationalize business & operations at 7 underperforming plants and Mobile NA overall ▪ "One Team" shared SG&A approach while increasing business development teams ▪ Launch and onboard accretive new business	Adjusted EBITDA margins are 11%; Cost actions and sales forecast to continue margin growth in 2025
Generate Cash Flow, Improve Balance Sheet	▪ Generate free cash flow, invest ~$12 - $16M growth capex per year ▪ Leverage NN's installed base of ~$400M of machinery, equipment, land, & buildings ▪ Refinance as M&A occurs	New ABL and Term Loan in place; Evaluating Preferred Stock options

BEYOND RELIABLE
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9 Systematically Driving Up Profit Rates 16.3% 17.5% 18.2% 2023 2024 2025 YTD Long Term Goal Adjusted Gross Margin (%) 20% 8.8% 10.4% 11.1% 2023 2024 2025 YTD Long Term Goal Adjusted EBITDA (%) +230 bps +190 bps 14% ▪ Shedding unprofitable pieces of business and plants ▪ Improving operating performance ▪ Culture of continuous improvement and ‘One Team’ Adjusted Gross Margin (%) ▪ Implementing lean culture ▪ Sharing SGA structures globally ▪ Pursuing accretive new business Adjusted EBITDA Margin (%)

▪ Evergreen goal is $60M to $70M of new wins/year ▪ 24% hit rate on closed opportunities ➢ WIN based on unique value ➢ LOSE based on pricing / landed cost structure ▪ $750M pipeline pursued by global team of 40 people ▪ Evaluating several new greenfield areas, especially in wire harnesses and electrical products Prospecting, Winning and Launching New Business 10 $63M $137M $182M $200M 2023 New Business Awards 2024 New Business Awards 2025 Q2 YTD New Business Awards 2023-2025 Automotive New Business Goal $4M $22M $26M $48M $110M 1st Half 2025 2nd Half 2025 Full Year 2025 Value Annual Run-Rate of 2025 Launches Stockpile of Sales wins + Launches Not Yet in 1st Half 2025 Run-Rate WIN LAUNCH ▪ 110 - 120 programs launching in 2025 (current estimate) ▪ 50+ programs already scheduled for launch in 2026 ▪ Most opportunities take 12 - 18 months to pursue and win, and another 12 - 18 months to launch

Steadily Growing China Business for a Long Time 11 138.80 US$0.0 US$20.0 US$40.0 US$60.0 US$80.0 US$100.0 US$120.0 US$140.0 Y2012 Y2013 Y2014 Y2015 Y2016 Y2017 Y2018 Y2019 Y2020 Y2021 Y2022 Y2023 Y2024 Y2025 Goal Sales in $USD Millions for wholly-owned business • NN has been growing its wholly-owned business in China over 20 years • NN has also been successfully growing its JV business in China over 20 years 1 billion RMB → Accretive, cash generative

Operational Leadership Program 12 Cost Reduction Delivered Quality ▪ Offset all price downs plus 1% productivity ▪ 2025 plan: $15M cost-out ➢ 345 Continuous Improvement projects ➢ Headcount reduction ➢ Productivity on $200+M procurement spend On-time Delivery ▪ Target = 98+% on-time and complete ▪ Green scorecard with all major customers ▪ Minimal shippable backlogs ▪ Target: 6 Sigma or better delivered ▪ 2025 YTD: Ahead of goal ▪ Green scorecards with all major customers Working Capital ▪ Target: 17% of net sales ▪ 2025 Q2 YTD: 20% of TTM net sales ▪ Tariffs and metal landscape is elevating balances

13 Investment Thesis 1. NN is successfully repositioning with an experienced new team ▪ Coming out of Phase 1 → fix and focus a core set of people, businesses, customers and plants ▪ New team has delivered seven quarters of results – footprint, right-sizing, business prospecting and securing new business ➢ New wins are starting to come online in 2025, adding to base business ▪ Entering Phase 2 → scale and grow the core set of people, businesses, customers and plants ➢ Recently hired a new set of executives from the electrical and electronic industry 2. Core business and core markets are mostly soft and uncertain in 2025, but NN is net gaining new positions through New Win program ▪ NN's top customer makes commercial vehicle diesel engines and this industry is soft in 2025 ▪ Right-sizing cost structures and footprint, improving operational leverage for upcoming rebounds ▪ One area that is not slow is defense and electronics products, these are strong year-over-year 3. Underway with activities to scale up and grow the business ▪ Global dynamics play into NN’s strength as a custom part maker: ➢ Defense and electronics certifications and experience, vehicle application knowledge and experience, greenfield entry into medical applications with dedicated team and equipment, now evaluating greenfield entry into wire harnesses for certain markets including medical and defense ▪ NN’s large existing prospecting pipeline is approaching 2x the company’s size, gives a wide aperture on New Wins

M&A Strategy: Key Criteria for Acquisition Targets 14 Good culture fit Offer combinational synergies that make the combined enterprise more competitive and durable – SGA combination, Mexico footprint, extra markets, extra products, extra customers Strong teams that desire and thrive in a lean support structure environment Strengthen, diversify and de-risk the served markets of the combined resultant company 1 2 3 4

Appendix 15

16 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, non-cash impairment charges, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (d) This line item reflects the aggregate tax effect of all non-GAAP adjustments reflected in the respective table. The Company estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (e) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter-company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, non-cash impairment charges, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, and preferred stock cumulative dividends and deemed dividends. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income e (loss) from segment operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

17 Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and Gross Margin

18 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

19 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

20 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 21 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts